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                                                                    EXHIBIT 21.1



                                SUBSIDIARY LIST

                                                        State or
                                                        Jurisdiction of
                  Subsidiary                            Incorporation                          Ownership (1)
                  ----------                            ---------------                        -------------
Aetna Risk Indemnity Company Limited                    Bermuda           100% Owned by Aetna U.S. Healthcare Inc. (to be renamed
                                                                               Aetna Inc.) ("New Aetna")
Aetna Life Insurance Company                            CT                100% Owned by New Aetna
Aetna Health and Life Insurance Company                 CT                100% Owned by New Aetna
AUSHC Holdings, Inc.                                    CT                100% Owned by New Aetna
Aetna U.S. Healthcare Dental Plan Inc.                  PA                100% Owned by New Aetna
Aetna U.S. Healthcare Dental Plan Inc.                  NJ                100% Owned by New Aetna
Aetna U.S. Healthcare Dental Plan Inc.                  DE                100% Owned by New Aetna
U.S. Health Insurance Company                           NY                100% Owned by New Aetna
Primary Holdings, Inc.                                  DE                100% Owned by New Aetna
Corporate Health Insurance Company                      PA                100% Owned by New Aetna
Aetna U.S. Healthcare Inc.                              NJ                100% Owned by New Aetna
U.S. Healthcare, Inc.                                   NY                100% Owned by New Aetna
Aetna U.S. Healthcare Inc.                              CT                100% Owned by New Aetna
Aetna U.S. Healthcare Inc.                              MA                100% Owned by New Aetna
Aetna U.S. Healthcare Inc. (DE)                         DE                100% Owned by New Aetna
Aetna U.S. Healthcare Inc.                              NH                100% Owned by New Aetna
U.S. Healthcare Financial Services, Inc.                DE                100% Owned by New Aetna
Prudential Health Care Plan, Inc.                       TX                100% Owned by New Aetna
Prudential Health Care Plan of New York, Inc.           NY                100% Owned by New Aetna
Prudential Health Care Plan of Connecticut, Inc.        CT                100% Owned by New Aetna
Aetna Health Management, Inc.                           DE                100% Owned by New Aetna
NYLCare Health Plans, Inc.                              DE                100% Owned by New Aetna
Aelan Inc.                                              CT                100% Owned by New Aetna
CMBS Holdings, L.L.C.                                   CT                 99% Owned by Aetna Life Insurance Company (2)
AHP Holdings, Inc.                                      CT                100% Owned by Aetna Life Insurance Company
CMBS Holdings, Inc.                                     TX                100% Owned by Aetna Life Insurance Company
CMBS Holdings, Inc. - II                                CT                100% Owned by Aetna Life Insurance Company
Aetna Affordable Housing, Inc.                          CT                100% Owned by Aetna Life Insurance Company
Ciculation L.L.C.                                       CT                100% Owned by Aetna Life Insurance Company
ALEC Coinvestment Fund I, L.L.C.                        DE                100% Owned by Aetna Life Insurance Company
MAXXIM Coinvestment Fund IV, LLC                        DE                100% Owned by Aetna Life Insurance Company
Circon Coinvestment Fund IV, LLC                        DE                100% Owned by Aetna Life Insurance Company
EBF Group L.L.C.                                        DE                 22% Owned by Aetna Life Insurance Company
PHPSNE Parent Corporation                               DE                 55% Owned by AUSHC Holdings, Inc.
Primary Investments, Inc.                               DE                100% Owned by Primary Holdings, Inc.
Advent Investments, Inc.                                DE                100% Owned by U.S. Healthcare Financial Services, Inc.
@Credentials Inc.                                       DE                100% Owned by U.S. Healthcare Financial Services, Inc.
United States Physicians Care Systems, Inc.             PA                100% Owned by U.S. Healthcare Financial Services, Inc.
United States Home Health Care Systems, Inc.            PA                100% Owned by U.S. Healthcare Financial Services, Inc.
U.S. Health Aviation Corp.                              PA                100% Owned by U.S. Healthcare Financial Services, Inc.
U.S. Healthcare Properties, Inc.                        PA                100% Owned by U.S. Healthcare Financial Services, Inc.
Aetna U.S. Healthcare Interactive Inc.                  DE                 80% Owned by U.S. Healthcare Financial Services, Inc. (3)
Intelihealth Inc.                                       DE                100% Owned by U.S. Healthcare Financial Services, Inc.
USHC Management Services Corporation                    DE                100% Owned by U.S. Healthcare Financial Services, Inc.
Integrated Pharmacy Solutions, Inc.                     FL                100% Owned by U.S. Healthcare Financial Services, Inc.
Bentana Technologies, Inc.                              CT                100% Owned by U.S. Healthcare Financial Services, Inc.
Aetna U.S. Healthcare Inc.                              OH                100% Owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare Inc.                              MD                 41% Owned by Aetna Health Management, Inc. (4)
Aetna U.S. Healthcare, Inc.                             FL                100% Owned by Aetna Health Management, Inc.
Aetna Dental Care of Kentucky, Inc.                     KY                100% Owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare of California Inc.                CA                100% Owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare Inc.                              LA                100% Owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare, Inc.                             AZ                100% Owned by Aetna Health Management, Inc.
Med Southwest, Inc.                                     TX                 55% Owned by Aetna Health Management, Inc.
Prudential Health Care Plan of California, Inc.         CA                100% Owned by Aetna Health Management, Inc.

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
                                                         State or
                                                         Jurisdiction of
Subsidiary                                               Incorporation       Ownership (1)
----------                                               ---------------     -------------
Prudential Dental Maintenance Organization, Inc.         TX                   100% Owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare of Georgia, Inc.                   GA                    37% Owned by Aetna Health Management, Inc. (5)
Aetna U.S. Healthcare Dental Plan of
      California Inc.                                    CA                   100% Owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare of Illinois Inc.                   IL                   100% Owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare Inc.                               TX                   100% Owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare Inc.                               TN                   100% Owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare Dental Plan Inc.                   TX                   100% Owned by Aetna Health Management, Inc.
VivaHealth Incorporated                                  CA                   100% Owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare Interactive Inc.                   DE                    20% Owned by Aetna Health Management, Inc. (3)
Lonestar Holding Co.                                     DE                   100% Owned by NYLCare Health Plans, Inc.
Aetna U.S. Healthcare Inc.                               MD                    44% Owned by NYLCare Health Plans, Inc. (4)
NYLCare Dental Plans of the Southwest, Inc.              TX                   100% Owned by NYLCare Health Plans, Inc.
Aetna U.S. Healthcare Inc.                               ME                   100% Owned by NYLCare Health Plans, Inc.
The Ethix Corporation                                    DE                   100% Owned by NYLCare Health Plans, Inc.
NYLCare Health Plans of New York, Inc.                   NY                   100% Owned by NYLCare Health Plans, Inc.
NYLCare Health Plans of New Jersey, Inc.                 NJ                   100% Owned by NYLCare Health Plans, Inc.
NYLCare Health Plans of Connecticut, Inc.                CT                   100% Owned by NYLCare Health Plans, Inc.
New York Life and Health Insurance Company               DE                   100% Owned by NYLCare Health Plans, Inc.
NYLCare of Texas, Inc.                                   TX                   100% Owned by NYLCare Health Plans, Inc.
NYLCare of New England, Inc.                             DE                   100% Owned by NYLCare Health Plans, Inc.
Aetna Health Plans of Southern
      New England, Inc.                                  CT                   100% Owned by PHPSNE Parent Corporation
U.S. Healthcare, Inc.                                    MO                   100% Owned by Primary Investments, Inc.
United States Health Care Systems of
      Pennsylvania, Inc.                                 PA                   100% Owned by Primary Investments, Inc.
Aetna U.S. Healthcare Inc.                               MD                    15% Owned by Primary Investments, Inc. (4)
Aetna U.S. Healthcare of the Carolinas Inc.              NC                   100% Owned by Primary Investments, Inc.
Aetna U.S. Healthcare of Georgia, Inc.                   GA                    63% Owned by Primary Investments, Inc. (5)
U.S. Health Insurance Company                            CT                   100% Owned by Primary Investments, Inc.
Aetna U.S. Healthcare Holdings, Inc.                     DE                   100% Owned by Primary Investments, Inc.
Aetna U.S. Healthcare Inc.                               WA                   100% Owned by Primary Investments, Inc.
Aetna U.S. Healthcare, Inc.                              MI                   100% Owned by Primary Investments, Inc.
Aetna U.S. Healthcare, Inc.                              OK                   100% Owned by Primary Investments, Inc.
Prudential Health Care Plan of Georgia, Inc.             GA                   100% Owned by Primary Investments, Inc.
Aetna Insurance Company of Connecticut                   CT                   100% Owned by AHP Holdings, Inc.
Aetna U.S. Healthcare of North Texas Inc.                TX                   100% Owned by Med Southwest, Inc.
Lone Star Health Plan, Inc.                              TX                    90% Owned by Lonestar Holding Co. (6)
ETHIX Northwest, Inc.                                    WA                   100% Owned by The Ethix Corporation
Aetna U.S. Healthcare, Inc.                              CO                   100% Owned by Aetna U.S. Healthcare Holdings, Inc.
Aetna U.S. Healthcare of Washington Inc.                 WA                   100% Owned by Ethix Northwest, Inc.
Aetna Life & Casualty (Bermuda) Limited                  Bermuda              100% Owned by Aelan Inc.

-----------------------------
(1) Percentages are rounded to the nearest whole percent and are based on ownership of voting rights.
(2)    CMBS Holdings, Inc. - II owns 1% of CMBS Holdings, L.L.C.
(3) U.S. Healthcare Financial Services, Inc. owns 80% and Aetna Health Management, Inc. owns 20% of Aetna U.S. Healthcare Interactive Inc.
(4) NYLCare Health Plans, Inc. owns 44%, Aetna Health Management, Inc. owns 41% and Primary Investments, Inc. owns 15% of Aetna U.S. Healthcare Inc.
(5) Primary Investments, Inc. owns 63% and Aetna Health Management, Inc. owns 37% of Aetna U.S. Healthcare of Georgia, Inc.
(6)    NYLCare Health Plans, Inc. owns 10% of this company.



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